Exhibit 10.7

_________________________________________________________________________________________________

AMENDED AND RESTATED FIRST STEP TRANSFER AGREEMENT (TRANCHE 2)
dated as of December 8, 2016
among
THE ORIGINATORS FROM TIME TO TIME PARTY HERETO,
as Transferors
THE LESSEES FROM TIME TO TIME PARTY HERETO,
as Transferees

and
SPRINT SPECTRUM L.P.,
as Servicer

_________________________________________________________________________________________________

Table of Contents
Page

ARTICLE I	DEFINITIONS AND RELATED MATTERS .....................................................1

SECTION 1.1	Defined Terms .........................................................................................1

SECTION 1.2	Other Interpretive Matters .....................................................................................3

ARTICLE II	TRANSFER AND CONTRIBUTION ................................................................3

SECTION 2.1	Transfer and Contribution .....................................................................................3

SECTION 2.2	Assignment and Assumption of Related Customer Lease
Obligations ..............................................................................................3

SECTION 2.3	Distributions ............................................................................................4

SECTION 2.4	No Recourse ............................................................................................4

SECTION 2.5	Intention of the Parties ............................................................................4

SECTION 2.6	Like-Kind Exchanges ..............................................................................5

SECTION 2.7	Transfers of Rights in Customer Leases Upon Device Repurchase ........5

SECTION 2.8	Redistribution Upon Upgrade Termination Option Payment ..................5

SECTION 2.9	Redistribution Upon Transfer of Title of Original Device ......................5

ARTICLE III	ADMINISTRATION AND COLLECTION .......................................................5

SECTION 3.1	Servicer ...................................................................................................5

SECTION 3.2	Power of Attorney ....................................................................................................5

SECTION 3.3	Actions Evidencing Absolute Assignments ............................................6

SECTION 3.4	Continuation Statements .........................................................................6

ARTICLE IV	REPRESENTATIONS AND WARRANTIES ....................................................6

SECTION 4.1	Mutual Representations and Warranties .................................................6

SECTION 4.2	Additional Representations and Warranties of the Originators ..............8

SECTION 4.3	Breach of Eligibility Representation and Warranty ..............................10

ARTICLE V	GENERAL COVENANTS .............................................................................. 10

SECTION 5.1	Mutual Covenants ..................................................................................................10

SECTION 5.2	Additional Covenants ............................................................................11

SECTION 5.3	Negative Covenants of Each Originator ...............................................13

ARTICLE VI	INDEMNIFICATION .......................................................................................14

SECTION 6.1	Each Originator’s Indemnity .................................................................14

SECTION 6.2	Contribution ..........................................................................................15
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ARTICLE VII	MISCELLANEOUS .......................................................................................16

SECTION 7.1	Amendments, etc ................................................................................16

SECTION 7.2	No Waiver; Remedies .........................................................................16

SECTION 7.3	Notices, Etc .........................................................................................16

SECTION 7.4	Binding Effect; Assignment ................................................................16

SECTION 7.5	Survival ...............................................................................................16

SECTION 7.6	Costs and Expenses .............................................................................16

SECTION 7.7	Execution in Counterparts; Integration ...............................................17

SECTION 7.8	Governing Law ....................................................................................17

SECTION 7.9	Waiver of Jury Trial .............................................................................17

SECTION 7.10	Consent to Jurisdiction; Waiver of Immunities ...................................17

SECTION 7.11	Confidentiality .....................................................................................18

SECTION 7.12	No Proceedings ...................................................................................18

SECTION 7.13	No Recourse Against Other Parties .....................................................18

SECTION 7.14	Severability ..........................................................................................18
ANNEX 1        UCC Details Schedule
ANNEX 2        Related Originators; Related Lessees

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AMENDED AND RESTATED FIRST STEP TRANSFER AGREEMENT (TRANCHE 2)
This AMENDED AND RESTATED FIRST STEP TRANSFER AGREEMENT (TRANCHE 2), dated as of December 8, 2016 and effective as of the Amendment Closing Date (this “Agreement”), is among THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS ORIGINATORS, as transferors (collectively, the “Originators” and, each, an “Originator”), THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS LESSEES, as transferees (collectively, the “Lessees” and, each, a “LESSEE”) and SPRINT SPECTRUM L.P., as servicer (in such capacity, the “Servicer”).
WHEREAS, the Lessees and Originators are parties to the First Step Transfer Agreement, dated as of April 28, 2016 and effective as of the Lease Closing Date (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Original First Step Transfer Agreement”);
WHEREAS, it is the intent of the parties hereto that this Agreement amend and restate in its entirety the Original First Step Transfer Agreement;
WHEREAS, pursuant to the Transaction Documents, on the Lease Closing Date, the Originators entered into a sale and leaseback transaction whereby (i) each Originator contributed the Devices and Related Customer Leases owned by such Originator to its Related Lessee, (ii) each Lessee sold the Devices and the Customer Lease-End Rights and Obligations to MLS and distributed the net cash proceeds of such sale to its Related Originator and (iii) MLS leased the Devices to the relevant Lessee;
WHEREAS, the Parties intend that the Transaction Documents create a financing for all U.S. federal, state and local income tax purposes, and thus specifically that (i) the Cash Purchase Price paid under the Second Step Transfer Agreement at closing be treated for such purposes as amounts loaned by MLS for which the Devices provide security and (ii) all Rental Payments to MLS under the Device Leases be treated for such purposes as payments on such indebtedness owed to MLS.
NOW, THEREFORE, the parties hereto agree that the Original First Step Transfer Agreement is amended and restated in its entirety as set forth in this Agreement and further agree as follows:
ARTICLE I

DEFINITIONS AND RELATED MATTERS

SECTION 1.1    Defined Terms. In this Agreement, capitalized terms not otherwise defined herein are defined in that certain Appendix A to the Amended and Restated Master Lease Agreement (Tranche 2), dated as of the date hereof and effective as of the Amendment Closing Date (as amended, supplemented or otherwise modified from time to time, the “Master Lease Agreement”), among the Lessees, Mobile Leasing Solutions, LLC, a Delaware limited liability company, acting for itself and on behalf of Series 2 thereof (“MLS”), the Servicer and

Mizuho Bank, Ltd. (the “Collateral Agent”). In addition, the following terms used herein have the meanings indicated below:

“Agreement” shall have the meaning provided in the preamble of this Agreement.
“Amdocs Sub-Servicing Agreement” shall have the meaning provided in the Servicing Agreement.
“Collateral Agent” shall have the meaning provided above in this Section 1.1.
“Collections” shall have the meaning provided in the Servicing Agreement.
“Devices” means the Lease Closing Date Devices, the Upgraded Devices and each wireless mobile device contributed to a Lessee in connection with a Like-Kind Exchange for any of the foregoing Devices.
“Lease Closing Date Devices” means the wireless mobile devices identified on Schedule I hereto.
“Lease Closing Date Customer Leases” means each lease with respect to a Lease Closing Date Device identified on Schedule II hereto.
“Lessee” shall have the meaning provided in the preamble of this Agreement.
Master Lease Agreement” shall have the meaning provided above in this Section 1.1.
“MLS” shall have the meaning provided above in this Section 1.1.
“Non-Lockbox Receivables” shall have the meaning provided in the Servicing Agreement.
“OFAC” means the U.S. Department of the Treasury's Office of Foreign Assets Control.
“Originator” shall have the meaning provided in the preamble of this Agreement.
“Originator Indemnified Party” shall have the meaning provided in Section 6.1 of this Agreement.
“Patriot Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).
“Purchase Date” shall have the meaning provided in the Device Repurchase Agreement.
“Related Distribution Amount” means an amount equal to the amount set forth on Schedule III under the heading “Related Distribution Amount.”
“Related Customer Leases” means the Lease Closing Date Customer Leases and the Upgraded Customer Leases.

“Related Lessee” means, with respect to any Originator, the Lessee identified as such on Annex 2.
“Related Originator” means, with respect to any Lessee, the Originator identified as such on Annex 2.
“SEC” means the Securities and Exchange Commission.

“Servicer” shall have the meaning provided in the preamble of this Agreement.
SECTION 1.2    Other Interpretive Matters. The interpretation of this Agreement, unless otherwise specified, is subject to Section 1.2 of the Master Lease Agreement.

ARTICLE II

TRANSFER AND CONTRIBUTION

SECTION 2.1    Transfer and Contribution. Upon the terms and subject to the conditions set forth in this Agreement, (i) on the Lease Closing Date, each Originator, severally and for itself, hereby absolutely assigns by way of capital contribution to its Related Lessee, and each Lessee hereby accepts such capital contribution and acquires from its Related Originator, all of such Related Originator’s right, title and interest in, to and under the Lease Closing Date Devices and the Lease Closing Date Customer Leases, including, without limitation, all Customer Receivables in connection with such Lease Closing Date Customer Leases, all rights to discontinue the leasing program for such Lease Closing Date Devices under the Lease Closing Date Customer Leases and all servicing rights with respect to such Lease Closing Date Devices and such Lease Closing Date Customer Leases and (ii) subject to Section 2.8, on each Upgrade Date occurring during the Term of a Device Lease for a Device, each relevant Originator, severally and for itself, hereby absolutely assigns by way of capital contribution to its Related Lessee, and each Lessee hereby accepts such capital contribution and acquires from its Related Originator, all of such Related Originator’s right, title and interest in, to and under the relevant Upgraded Device and related Upgraded Customer Lease, including, without limitation, all Customer Receivables in connection with such Upgraded Customer Lease, all rights to discontinue the leasing program for such Upgraded Device under the related Upgraded Customer Lease and all servicing rights with respect to such Upgraded Device and the related Upgraded Customer Lease. All Customer Receivables under the Lease Closing Date Customer Leases billed prior to the Cutoff Date shall not be transferred and shall remain the property of the Related Originator. Any Device the Upgrade Date with respect to which occurs after the end of the Term of the Device Lease for such Device shall not be transferred pursuant to this Agreement and shall remain the property of the Related Originator.

SECTION 2.2.    Assignment and Assumption of Related Customer Lease Obligations. For the purposes of this Agreement, (x) all contributions of contractual and other rights of Originators in connection with Devices and Customer Leases shall be deemed to be absolute and irrevocable assignments thereof and (y) all acquisitions of contractual obligations by Lessees shall be deemed to be assumptions thereof. Subject to the Lessees’ rights of further assignment under the Transaction Documents, from and after, in the case of the Lease Closing Date Customer Leases, the Lease Closing Date and, in the case of each Upgraded Customer Lease, the Upgrade Date for the related Upgraded Device, as applicable, (i) the Related Lessees shall have assumed the rights and obligations of the Originators under the relevant Related Customer Leases as lessors thereunder and (ii) each Originator shall relinquish its rights (including the right to discontinue the leasing program for the relevant Devices) and be released from its obligations under the relevant Related Customer Leases.

SECTION 2.3    Distributions. Simultaneously with the absolute and irrevocable assignment by each Originator to its Related Lessee of its right, title and interest in each Lease Closing Date Device and Lease Closing Date Customer Lease, each Lessee agrees to distribute to its Related Originator an amount equal to the Related Distribution Amount. Thereafter, the Lessees agree to distribute to their Related Originators additional amounts of cash proceeds received in accordance with the terms of the Transaction Documents to which any Lessee is a party to the maximum extent permitted by law and such Transaction Documents.

SECTION 2.4    No Recourse. Except as specifically provided in this Agreement, the transfer of the Devices and the Related Customer Leases under this Agreement shall be without recourse to any Originator.

SECTION 2.5    Intention of the Parties. It is the express intent of each of the parties hereto that the transactions hereunder shall constitute absolute and irrevocable assignments (by way of capital contribution) of the Devices and the Related Customer Leases by each Originator to its Related Lessee (such that the Devices and the Related Customer Leases, other than those, if any, subsequently (i) repurchased by the Originators pursuant to the terms of the Transaction Documents or (ii) distributed to the Originators pursuant to Sections 2.6, 2.7, 2.8 or 2.9, would not be property of any Originator’s estate in the event of any Originator’s bankruptcy). As a protective measure in the event that, notwithstanding the foregoing, the conveyance of the Devices and the Related Customer Leases to the Lessees is recharacterized by any third party as a pledge or other grant of security securing a loan, each Originator does hereby grant to its Related Lessee as of, (x) in the case of the Lease Closing Date Devices and Lease Closing Date Customer Leases, the Lease Closing Date, (y) in the case of each Upgraded Device and Upgraded Customer Lease, the Upgrade Date for the related Upgraded Device and (z) in the case of each Like-Kind Exchange Device, the Like-Kind Exchange Transfer Date for such Like-Kind Exchange Device, a security interest in all of such Originator’s now or hereafter existing right, title and interest in, to and under the Devices and the Related Customer Leases and agrees that this Agreement shall constitute a security agreement under applicable Law. Each Originator hereby authorizes its Related Lessee, MLS and the Collateral Agent or their respective designees (i) to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of such Originator’s rights in the Devices and Related Customer Leases now existing or hereafter arising in the name of such Originator and (ii) to the extent permitted by the Servicing Agreement, to notify Customers of the assignment of the Devices and the Related Customer Leases pursuant hereto.

SECTION 2.6    Like-Kind Exchanges. At any time that Servicer (on behalf of the Lessee) does a Like-Kind Exchange under the relevant Related Customer Lease and as permitted under the Servicing Agreement, on the Like-Kind Exchange Transfer Date for such Like-Kind Exchange Device, the relevant Lessee’s Related Originator agrees to contribute such Like-Kind Exchange Device to such Lessee. Simultaneously with the contribution of the Like-Kind Exchange Device, the applicable Lessee shall make a distribution to its Related Originator of all of such Lessee’s right, title and interest in and to the original Device.

SECTION 2.7    Transfers of Rights in Customer Leases Upon Device Repurchase. On each Purchase Date, simultaneously with the sale of any Devices by MLS to an Originator pursuant to the Device Repurchase Agreement, the applicable Lessee shall automatically make a distribution to its Related Originator of all of such Lessee’s right, title and interest in and to the Related Customer Lease related to such Device.

SECTION 2.8    Redistribution Upon Upgrade Termination Option Payment. At any time a Device Lease for a Device is terminated pursuant to the exercise by the relevant Lessee of its Upgrade Termination Option with respect to such Device, the contribution in Section 2.1 with respect to the related Upgraded Device and related Upgraded Customer Lease will be deemed not to have occurred. For the avoidance of doubt, to the extent the applicable Lessee has any rights, title or interest in the Upgraded Device and the related Upgraded Customer Lease notwithstanding the preceding sentence, such Lessee shall automatically make a distribution to its Related Originator, effective as of the applicable Upgrade Date, of all of such Lessee’s right, title and interest in and to such Upgraded Device and the related Upgraded Customer Lease.

SECTION 2.9    Redistribution Upon Transfer of Title of Device. At any time that MLS transfers title to a Device to the applicable Lessee pursuant to Sections 2.10(a), 2.11(c), 3.2(b) or 3.2(c) of the Master Lease Agreement, Sections 2.8(b), 2.14(b) or 5.2 of the Servicing Agreement or Section 2.9 of the Second Step Transfer Agreement, the applicable Lessee shall make a distribution to its Related Originator of all of such Lessee’s right, title and interest in and to such Device and the related Customer Lease (if applicable). At any time that MLS transfers title to a Device to the applicable Lessee pursuant to Section 2.16 of the Master Lease Agreement, upon the earlier of (i) termination of the related Customer Lease then in effect and (ii) the return of such Device by the relevant Customer, the applicable Lessee shall make a distribution to its Related Originator of all of such Lessee’s right, title and interest in and to such Device and the related Customer Lease (if applicable).

ARTICLE III

ADMINISTRATION AND COLLECTION

SECTION 3.1    Servicer. Pursuant to the Servicing Agreement, Servicer shall be responsible for the servicing, administration and collection of the Devices and Related Customer Leases for the benefit of each Lessee and MLS (and the Collateral Agent as assignee), subject to the terms set out in (including the rights to terminate Sprint Spectrum as Servicer and appoint a successor Servicer pursuant to) the Servicing Agreement.

SECTION 3.2    Power of Attorney. Each Lessee and each Originator hereby grants to Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take or cause to be taken in the name of such Lessee or such Originator, as the case may be, any and all steps that are necessary or advisable to endorse, negotiate, enforce, or otherwise realize on any Collections and any checks, instruments, writings, other proceeds of the Devices or Related Customer Leases or other right of any kind held or transmitted by such Lessee or such Originator or transmitted or received by such Lessee or such Originator in connection with any Device or Related Customer Lease.

SECTION 3.3    Actions Evidencing Absolute Assignments. On and following the Lease Closing Date, each Originator shall maintain its accounting records to evidence that as of, (x) in the case of the Lease Closing Date Devices and Lease Closing Date Customer Leases, the Lease Closing Date, (y) in the case of each Upgraded Device and Upgraded Customer Lease, the Upgrade Date for such Upgraded Device (after giving effect to the Customer Upgrade on such Upgrade Date) and (z) in the case of each Like-Kind Exchange Device, the Like-Kind Exchange Transfer Date for such Like-Kind Exchange Device, the relevant Devices and relevant Related Customer Leases (other than Devices and Related Customer Leases deemed not to have been contributed pursuant to Section 2.8) have been absolutely and irrevocably assigned to the Related Lessee in accordance with this Agreement. In addition, each Originator agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Lessees, MLS, the Collateral Agent or any of their respective designees may reasonably request in order to perfect, protect or more fully evidence the absolute assignments hereunder, or to enable the Lessees, MLS or the Collateral Agent to exercise or enforce any of their respective rights with respect to the Devices and the Related Customer Leases. Without limiting the generality of the foregoing, each Originator will upon the request of the Lessees, MLS and/or the Collateral Agent authorize and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

SECTION 3.4    Continuation Statements. Without limiting the generality of Section 3.3 above, each Originator shall authorize and deliver and file or cause to be filed appropriate continuation statements not earlier than six months and not later than one month prior to the fifth anniversary of the date of filing of the financing statements filed in connection with the Lease Closing Date or any other financing statement filed pursuant to this Agreement, if the Final Settlement Date shall not have occurred.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.1    Mutual Representations and Warranties. Each Originator represents and warrants to the Lessees, and each Lessee represents and warrants to the Originators, as of the Lease Closing Date and as of the Amendment Closing Date as follows:

(a)Organization and Good Standing. It has been duly organized or incorporated in, and is validly existing as a corporation, exempted company, partnership or limited liability company, as applicable, in good standing under the Laws of its jurisdiction of organization or incorporation, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and will be conducted except to the extent that such failure could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)Due Qualification. It is duly qualified to do business as a foreign organization in good standing, if applicable, and has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to be in good standing or to hold any such qualifications, licenses and approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c)Power and Authority; Due Authorization. It (i) has all necessary power and authority to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party in any capacity and (B) carry out the terms of and perform its obligations under the Transaction Documents applicable to it and (ii) has duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

(d)Binding Obligations. This Agreement constitutes, and each other Transaction Document to be signed by such party when duly executed and delivered will constitute, a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(e)No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and the performance by it of the terms hereof and thereof will not (i) violate or result in a default under (A) its articles or certificate of incorporation, memorandum and articles of association, by‑laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, as applicable, or (B) in the context of the transactions contemplated by this Agreement and the other Transaction Documents applicable to it, any material indenture, agreement or instrument binding on it, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or instrument except for any Lien that could not reasonably be expected to have a Material Adverse Effect or arising under the Transaction Documents, or (iii) violate in any material respect any Law applicable to it or any of its properties.

(f)Bulk Sales Act. No transaction contemplated hereby requires compliance by it with any bulk sales act or similar Law.

(g)No Proceedings. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to its actual knowledge, threatened against or affecting it (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (ii) seeking to prevent the servicing of the Devices and the Related Customer Leases by Servicer or the consummation of the purposes of this Agreement or of any of the other Transaction Documents to which it is a party, or (iii) that otherwise involve this Agreement or any other Transaction Document to which it is a party.

(h)Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for its due execution, delivery and performance of this Agreement or any other Transaction Document to which it is a party or the transactions contemplated hereby or thereby, except for the filing of the UCC financing statements referred to in such Transaction Documents and filings with the SEC to the extent required by applicable Law.

SECTION 4.2    Additional Representations and Warranties of the Originators. Each Originator represents and warrants to the Lessees (i) as of the Cutoff Date, (ii) as of the Lease Closing Date, (iii) as of each Upgrade Date, and (iv) as of each Like-Kind Exchange Transfer Date, provided, however, (a) in the case of clause (i), each Originator only makes the representation and warranty in Section 4.2(l) and only in respect of the Lease Closing Date Devices and Lease Closing Date Customer Leases, (b) in the case of clause (ii), each Originator does not make the representation in Section 4.2(l), (c) in the case of clause (iii), each Originator makes the representations and warranties in Sections 4.2(a), (c), (l) and (m) only with respect to the Upgraded Devices and related Upgraded Customer Leases transferred pursuant to Section 2.1 as of the applicable Upgrade Date and makes the representations and warranties in Sections 4.2(d) and (k) and (d) in the case of clause (iv), each Originator only makes the representation and warranty in Section 4.2(l)(i) and only in respect of the Like-Kind Exchange Device transferred as of the applicable Like-Kind Exchange Transfer Date, as follows:

(a)    Absolute Assignment. This Agreement constitutes an absolute and irrevocable assignment by way of capital contribution of the Devices and the Related Customer Leases to its Related Lessee.

(b)    Use of Proceeds. The use of all funds obtained by it under this Agreement will not conflict with or contravene any of Regulations T, U and X promulgated by the Board of Governors of the Federal Reserve System.

(c)    Quality of Title. At the time of its assignment to its Related Lessee hereunder, each Device and each Related Customer Lease, is owned by it free and clear of any Liens (other than Permitted Device Liens); when its Related Lessee acquires such Devices and Related Customer Leases hereunder, such Lessee shall have acquired them for fair consideration and reasonably equivalent value, free and clear of any Lien (other than Permitted Device Liens); and no valid effective financing statement or other instrument similar in effect covering any Device and any Related Customer Lease is on file in any recording office, except such as may be filed (i) in favor of its Related Lessee in accordance with this Agreement or any other Transaction Document (and assigned to MLS and further assigned to the Collateral Agent) or (ii) in connection with any Permitted Device Lien.

(d)    UCC Details. Its true legal name as registered in the sole jurisdiction in which it is organized and the jurisdiction of such organization are specified in Annex 1 and its chief executive office is at the address specified in Annex 1 (or at such other location, notified to Lessees, MLS and Collateral Agent). Except as described in Annex 1, it has never had any trade names, fictitious names, assumed names or “doing business as” names and is “located” in the jurisdiction specified in Annex 1 for purposes of Section 9-307 of the UCC. It is organized in only a single jurisdiction.

(e)    Servicer Collection Account. The names and addresses of all banks or financial institutions with Servicer Collection Accounts (“Collection Account Banks”), together with the account numbers of the Servicer Collection Accounts at such Collection Account Banks, are specified in Schedule 3 of the Servicing Agreement (or have been notified to and approved by the Collateral Agent and MLS in accordance with Section 2.10(d) of the Servicing Agreement).

(f)    Servicing Programs. No license or approval is required for the Lessees’, the Collateral Agent’s or MLS’s use of any software or other computer program used by such Originator, the Servicer or any Sub-Servicer in the servicing of the Related Customer Leases originated by such Originator, other than under the Amdocs Sub-Servicing Agreement and those which have been obtained and are in full force and effect.

(g)    Adverse Change. Since March 31, 2016, there has been no Material Adverse Effect with respect to such Originator.

(h)    Credit and Collection Policies; Compliance with Law. It has complied with the Credit and Collection Policies in all material respects and such policies have not changed in any material respect since the date of origination. It has complied with all applicable Law except where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(i)Investment Company Act. It is not an “investment company” under (and as defined in) the Investment Company Act.

(j)Tax Returns and Payments. It has filed all federal income tax returns and all other material tax returns that are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by it, except (i) for any such taxes or assessments, if any, that are being appropriately contested in good faith by appropriate proceedings and with respect to which adequate reserves in conformity with GAAP have been provided, or (ii) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. No tax lien has been filed, and, to its actual knowledge, no claim is being asserted, with respect to any such tax or assessment that could reasonably be expected to result in a Material Adverse Effect.

(k)No Sanctions. It is not a Sanctioned Person. To its knowledge after due inquiry, no Customer was a Sanctioned Person at the time of such Originator’s entry into any Related Customer Lease with such Customer. It and its Affiliates: (i) have less than 15% of their assets in Sanctioned Countries and (ii) derive less than 15% of their operating income from investments in, or transactions with, Sanctioned Persons or Sanctioned Countries. Neither it nor any of its Subsidiaries engages in activities related to Sanctioned Countries except for such activities as are (A) specifically or generally licensed by OFAC or (B) otherwise in compliance with OFAC’s sanctions regulations.

(l)Eligible Devices and Related Customer Leases. (i) Each Device is an Eligible Device and (ii) each Related Customer Lease is an Eligible Lease.

(m)Customer Leases and Upgrade Policy. No Customer has a contractual right under its Related Customer Lease with respect to a Device to have payments under such Related Customer Lease waived at the time of a Customer Upgrade or otherwise, and no Sprint Party (other than the Lessee that is lessor under such Related Customer Lease or the Servicer acting on behalf of such Lessee in accordance with the Servicing Agreement) has the right to waive any payments under such Related Customer Lease.

SECTION 4.3    Breach of Eligibility Representation and Warranty. If on any day there is discovered a breach of any of the representations or warranties of any Originator set forth in Section 4.2(l) with respect to any Device or Related Customer Lease as of the date such representations and warranties are made, then, to the extent the Servicer is required to make a payment in a respect of a Deemed Collection pursuant to Section 2.14(b) of the Servicing Agreement, the Related Originator agrees to make such payment to the Servicer on the same terms as the Servicer is required to make a payment to MLS under Section 2.14(b) of the Servicing Agreement.

ARTICLE V

GENERAL COVENANTS

SECTION 5.1    Mutual Covenants. At all times from the Lease Closing Date to the Final Settlement Date, each Lessee and each Originator shall:

(a)    Compliance with Laws, Etc. Comply with all applicable Laws, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(b)    Preservation of Existence. Except as expressly permitted by Section 5.3(c) or (d) with respect to the Originators or the Master Lease Agreement with respect to the Lessees, preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing in each jurisdiction where the failure to qualify or preserve and maintain such existence, rights, franchises, privileges and qualification could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c)    Separateness. Not take any actions inconsistent with the terms of Section 6.1 of the Second Step Transfer Agreement or any Lessee’s organizational documents.

(d)    Taxes. The transactions contemplated by this Agreement are intended to be treated for sales and use tax purposes as a financing (so that transfers of Devices hereunder are not taxable sales) and if not so treated each transfer contemplated hereunder is intended to be an exempt sale for resale for such purposes as the purchaser or transferee intends to re-sell or lease each Device in the same form or condition in which it was transferred to others in the normal course of the transferee's business. Each Originator and each Lessee will cooperate to take all steps to timely prepare and secure any exemption certificate, resale certificate or similar documentation requested or required by any jurisdiction for purposes of qualifying for or documenting any such exemption.

SECTION 5.2    Additional Covenants of the Originators. At all times from the Lease Closing Date to the Final Settlement Date, each Originator shall (or shall cause the Servicer to):

(a)    Keeping of Records and Books of Account; Delivery. Maintain and implement, or cause to be maintained and implemented, administrative and operating procedures (including an ability to recreate records evidencing the Devices and the Related Customer Leases in the event of the destruction of the originals thereof, backing up on at least a daily basis on a separate backup computer from which electronic file copies can be readily produced and distributed to third parties being agreed to suffice for this purpose), and keep and maintain, or cause to be kept and maintained (or transferred to Servicer), all documents, books, records and other information necessary or advisable for the collection of all Collections in respect of all Devices and the Related Customer Leases.

(b)    Location of Records. Keep its chief executive office and principal place of business, and the offices where it keeps its Records (and any original documents relating thereto), at the address of such Originator referred to in Annex 1 or, upon thirty (30) days’ prior written notice to the Collateral Agent and MLS, at such other locations in jurisdictions where all action required by Section 5.2(f) shall have been taken and completed.

(c)    Credit and Collection Policies. Until such Device or the Related Customer Lease is contributed to its Related Lessee, comply in all material respects with its Credit and Collection Policy in regard to each Device and the Related Customer Lease.

(d)    Collections. Except as otherwise permitted under this Agreement, instruct, or cause the Servicer to instruct, all Customers to cause all Collections in respect of Devices and Related Customer Leases to be deposited directly in a Servicer Collection Account covered by an Account Control Agreement. In the event such Originator or any of its Affiliates receives any Collections such Person will promptly (but not later than three (3) Business Days following receipt) deposit such Collections in a Servicer Collection Account covered by an Account Control Agreement, except Non-Lock Box Receivables. The Originators shall cooperate with the Lessees and the Servicer in collecting amounts due from Customers in respect of the Devices and Related Customer Leases. Each Originator hereby grants to the Lessees and the Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take or cause to be taken in the name of such Originator all steps necessary or advisable to endorse, negotiate or otherwise realize on any Collections and any checks, instruments or other proceeds of the Devices and Related Customer Leases held or transmitted by such Originator or transmitted or received by such Lessee (whether or not from such Originator) in connection with any Device or Related Customer Lease transferred by it hereunder.

(e)    PATRIOT ACT Information. Promptly following a request therefor, provide any documentation or other information that any Lessee, MLS or the Collateral Agent reasonably requests in order to comply with its ongoing obligations under the applicable “know your customer” and anti money laundering rules and regulations, including the PATRIOT Act.

(f)    Further Assurance. From time to time, at its expense, promptly execute and deliver all further instruments and documents, and take all further action that the Lessees, MLS or the Collateral Agent or any of their respective designees may reasonably request, in order to perfect, protect or more fully evidence the assignments and contributions hereunder, or to enable the Lessees, MLS and the Collateral Agent to exercise or enforce any of their respective rights with respect to the Devices and Related Customer Leases. Without limiting the generality of the foregoing, each Originator will upon the request of the Lessees, MLS or the Collateral Agent authorize and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

(g)    Agreed Upon Procedures. Cooperate reasonably with Servicer and the designated accountants for each annual agreed-upon procedures report required pursuant to Section 8.1(i) of the Servicing Agreement.

(h)    Location. At all times maintain its jurisdiction of organization and its chief executive office within a jurisdiction in the United States in which Article Nine of the UCC (2001 or later revision) is in effect.

(i)    Tax Matters. Pay all applicable taxes required to be paid by it when due and payable in connection with the transfer hereunder of the Devices and Related Customer Leases, and acknowledges that neither the Collateral Agent nor MLS shall have any responsibility with respect thereto. Each Originator shall pay and discharge, or cause the payment and discharge of, all federal income taxes (and all other material taxes) of such Originator when due and payable, except (i) such as may be paid thereafter without penalty, (ii) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP or (iii) where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(j)    Provision of Wireless Services. Provide or cause one or more of its Affiliates to provide wireless network services to Customers in accordance with each Related Customer Lease or other agreement, contract or other document (including any purchase order or invoice) related to any rights or obligations of any party under a Related Customer Lease, subject to the Credit and Collection Policy.

SECTION 5.3    Negative Covenants of Each Originator. From the Lease Closing Date until the Final Settlement Date, each Originator shall not:

(a)    Liens, Etc. Except as otherwise explicitly provided herein and in the other Transaction Documents, create or suffer to exist any Lien, other than Permitted Device Liens, upon or with respect to, any Device or Related Customer Lease or any interest therein (other than Devices and Related Customer Leases, if any, subsequently (i) repurchased by the Originators pursuant to the terms of the Transaction Documents or (ii) distributed to the Originators pursuant to Sections 2.6, 2.7, 2.8 or 2.9), or any Servicer Collection Account to which any Collections of any of the foregoing are sent, or any right to receive income or proceeds (other than distributions made to such Originator in accordance with the Transaction Documents or any proceeds of Collections remitted to such Originator hereunder to the extent such Originator owes no other amounts hereunder) from or in respect of any of the foregoing or, prior to the Final Settlement Date, its equity interest in it Related Lessee, if any.

(b)    Nondisturbance of Devices or Customer Leases. Claim ownership in or otherwise interfere with a Lessee’s (or the Servicer’s, MLS’ or the Collateral Agent’s) rights in the Devices or any Related Customer Lease, except if such Originator repurchases such Device pursuant to the Device Repurchase Agreement or if such Device or Related Customer Lease is distributed to such Originator pursuant to Sections 2.6, 2.7, 2.8 or 2.9.

(c)    Mergers, Sales, Etc. Consolidate or merge with or into any other Person or sell, lease or transfer all or substantially all of its property and assets, or agree to do any of the foregoing, unless (i) no Lease Event of Default has occurred and is continuing or would result immediately after giving effect thereto, (ii) if such Originator is not the surviving entity or if such Originator sells, leases or transfers all or substantially all of its property and assets, the surviving entity or the Person purchasing or being leased the assets is a Subsidiary of Sprint and agrees to be bound by the terms and provisions applicable to such Originator hereunder, (iii) Sprint reaffirms in a writing, in form and substance reasonably satisfactory to MLS and the Collateral Agent, that its obligations under the Performance Support Agreement shall apply to the surviving entity and (iv) each of MLS and the Collateral Agent receives such additional certifications and opinions of counsel as it shall reasonably request.

(d)    Change in Organization, Etc. Change its jurisdiction of organization or its name, identity or corporate organization structure or make any other change such that any financing statement filed or other action taken to perfect its Related Lessee’s or MLS’s interests hereunder and under the Second Step Transfer Agreement, as applicable, would become seriously misleading or would otherwise be rendered ineffective, unless such Originator shall have given its Related Lessee, MLS and the Collateral Agent not less than 30 days’ prior written notice of such change and shall have cured such circumstances.

(e)    Actions Impairing Quality of Title. Take any action that could reasonably be expected to cause a Related Lessee (or a transferee of a Related Lessee) not to have valid ownership, free and clear of any Lien (other than any Permitted Device Lien), of the Devices and Related Customer Leases transferred under this Agreement (other than Devices and Related Customer Leases, if any, subsequently (i) repurchased by the Originators pursuant to the terms of the Transaction Documents or (ii) distributed to the Originators pursuant to Sections 2.6, 2.7, 2.8 or 2.9).

(f)    Customer Upgrades. Waive payments under or terminate a Related Customer Lease in connection with a Customer Upgrade (or permit any such waiver or termination), during the Term of a Device Lease for such Device unless, simultaneously with the Customer Upgrade, the related Upgraded Device and Upgraded Customer Lease are contributed in accordance with this Agreement and such Upgraded Device and the Customer-Lease End Rights and Obligations with respect to such Upgraded Customer Lease are transferred to MLS pursuant to the Second Step Transfer Agreement.

(g)    Assigned Lease Upgrade Policy Provision.     Not amend or otherwise modify (or permit to be amended or otherwise modified) the Assigned Lease Upgrade Policy Provision, for any Device subject to a Customer Lease during the Term of a Device Lease for such Device, including any modification to any portion of the Upgrade Policy that has the effect of modifying the Assigned Lease Upgrade Policy Provision, unless otherwise consented to by MLS and the Collateral Agent (such consent not to be unreasonably withheld or delayed).

ARTICLE VI

INDEMNIFICATION

SECTION 6.1    Each Originator’s Indemnity. Without limiting any other rights that any such Person may have hereunder or under applicable Law, each Originator severally but not jointly, hereby agrees to indemnify and hold harmless its Related Lessee, such Lessee’s Affiliates and all of their respective successors, transferees, participants and assigns, all Persons referred to in Section 7.4 hereof, and all officers, members, managers, directors, shareholders, employees and agents of any of the foregoing (each an “Originator Indemnified Party”), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable and documented attorneys’ fees and disbursements but excluding Taxes (all of the foregoing being collectively referred to as “Originator Indemnified Amounts”) awarded against or incurred by any of them arising out of the ownership, assignment or lease, as applicable, of the Devices and the Related Customer Leases pursuant to the Transaction Documents or arising out of or relating to or resulting from the actions or inactions of the Originators; provided, however, notwithstanding anything to the contrary in this Article VI, Originator Indemnified Amounts shall be excluded to the extent (w) resulting from the gross negligence or willful misconduct on the part of such Originator Indemnified Party as determined by a final non-appealable judgment by a court of competent jurisdiction, (x) resulting from a claim brought by any Person against an Originator Indemnified Party (other than any Sprint Party) for breach of such Originator Indemnified Party’s (other than any Sprint Party’s) obligations under any Transaction Document as determined by a final non-appealable judgment by a court of competent jurisdiction, (y) constituting recourse with respect to the market or residual value of a Device or the value of a Customer Lease or a Customer Receivable by reason of bankruptcy or insolvency, or the financial or credit condition or financial default, of the related Customer or as a result of an Insolvency Event with respect to any Lessee and (z) resulting from a claim that Lessees are not required to indemnify under Article IV of the Master Lease Agreement. Without limiting the foregoing, each Originator shall indemnify, subject to the limits set forth in this Section 6.1, and hold harmless each Originator Indemnified Party for any and all Originator Indemnified Amounts arising out of, relating to or resulting from:

(i)the transfer by any Originator of any interest in any Device or Related Customer Lease;

(ii)any representation or warranty made by any Originator under or in connection with any Transaction Document to which it is a party, or any other information or report delivered by or on behalf of any Originator pursuant hereto, that shall have been untrue, false or incorrect when made or deemed made;

(iii)the failure of any Originator to comply with the terms of any Transaction Document applicable to it or any applicable Law (including with respect to any Device or Related Customer Lease), or the nonconformity of any Device or Related Customer Lease with any such Law;

(iv)the lack of an enforceable ownership interest or a first priority perfected security interest in the Devices or Related Customer Leases transferred, or purported to be transferred, to any Lessee pursuant to this Agreement against all Persons (including any bankruptcy trustee or similar Person);

(v)the failure to file, or any delay in filing of, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable Laws with respect to any Device or Related Customer Lease transferred by any Originator, or purported to be transferred by any Originator, to any Lessee pursuant to this Agreement whether at the time of any purchase or acquisition, as applicable, or at any time thereafter;

(vi)any suit or claim related to the Devices or Related Customer Leases transferred, or purported to be transferred, to any Lessee pursuant to this Agreement (including any products liability or environmental liability claim arising out of or in connection with the Devices or Related Customer Leases);

(vii)failure by any Originator to comply with the “bulk sales” or analogous Laws of any jurisdiction; or

(viii)any commingling by such Originator of any funds relating to the Customer Receivables with any of its own funds or the funds of any other Person other than Non-Lockbox Receivables.

SECTION 6.2    Contribution. If for any reason the indemnification provided above in this Article VI is unavailable to an Originator Indemnified Party or is insufficient to hold an Originator Indemnified Party harmless, then each Originator shall contribute to the amount paid or payable by such Originator Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Originator Indemnified Party on the one hand and such Originator on the other hand but also the relative fault of such Originator Indemnified Party as well as any other relevant equitable considerations.

ARTICLE VII

MISCELLANEOUS

SECTION 7.1    Amendments, etc. No amendment or waiver of any provision of this Agreement or consent to any departure by any Originator therefrom shall in any event be effective unless the same shall be in writing and signed by the Lessee Representative, MLS and the Collateral Agent and (if an amendment) the Originators, and if such amendment or waiver affects the obligations of Sprint, Sprint consents in writing thereto, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Each Originator may not amend or otherwise modify any other Transaction Document executed by it without the written consent of the Lessee Representative, MLS and the Collateral Agent, and if such amendment or waiver affects the obligations of Sprint, unless Sprint consents in writing thereto.

SECTION 7.2    No Waiver; Remedies. No failure on the part of any Lessee or any Originator Indemnified Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by Law.

SECTION 7.3    Notices, Etc. The provisions of Section 21 (Notices) of the MLS Intercreditor Agreement shall apply as if fully set forth herein.

SECTION 7.4    Binding Effect; Assignment. Each Originator acknowledges that MLS may rely upon the terms of this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Except as provided below, no party may assign its rights and obligations hereunder in whole or in part without the prior written consent of each of the other parties (not to be unreasonably withheld or delayed). Each Originator acknowledges that Lessees’ rights under this Agreement and rights in the Devices and Related Customer Leases may be sold outright or assigned as collateral to MLS under the Second Step Transfer Agreement and may be further assigned as collateral to the Collateral Agent on behalf of the Financing Parties, and the Originators consent to such assignments. The parties hereto agree that MLS and the Collateral Agent (and any assignee of any of them) is each an intended third-party beneficiary of this Agreement and is entitled to enforce the rights of Lessees arising hereunder, including requiring payment of any amounts required to be paid to MLS or any other Originator Indemnified Party to be paid directly to the MLS Collection Account (Tranche 2).

SECTION 7.5    Survival. The rights and remedies with respect to any breach of any representation and warranty made by any Originator or any Lessee pursuant to Article IV, the indemnification provisions of Article VI, and the provisions of Sections 7.4, 7.5, 7.6, 7.8, 7.9, 7.10, 7.11, 7.12 and 7.14 shall survive any termination of this Agreement.

SECTION 7.6    Costs and Expenses. In addition to its obligations under Article VI, each Originator agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses incurred by Lessees and any other Originator Indemnified Party in connection with the negotiation, preparation, execution and delivery of any amendment of or consent or waiver under this Agreement (whether or not consummated), or the enforcement of, or any actual or reasonably claimed breach of, this Agreement, including reasonable and documented accountants’, auditors’, consultants’ and attorneys’ fees and expenses to any of such Persons and the fees and charges of any nationally recognized statistical rating agency or any independent accountants, auditors, consultants or other agents incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under this Agreement in connection with any of the foregoing.

SECTION 7.7    Execution in Counterparts; Integration. This Agreement may be executed in any number of counterparts and by the different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Executed counterparts may be delivered electronically. This Agreement, together with the other Transaction Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire understanding among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

SECTION 7.8    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-

1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF).

SECTION 7.9    Waiver of Jury Trial. EACH ORIGINATOR AND EACH LESSEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

SECTION 7.10    Consent to Jurisdiction; Waiver of Immunities. EACH ORIGINATOR AND EACH LESSEE HEREBY ACKNOWLEDGES AND AGREES THAT:

(a)    IT IRREVOCABLY (i) SUBMITS TO THE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND (iii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

(b)    TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT.

SECTION 7.11    Confidentiality. Each party hereto agrees to comply with, and be bound by, the confidentiality provisions of Section 20 (Confidential Information) of the MLS Intercreditor Agreement as if fully set forth herein.

SECTION 7.12    No Proceedings. The provisions of Section 24.2 (No Proceedings Against MLS) of the MLS Intercreditor Agreement shall apply as if fully set forth herein.

SECTION 7.13    No Recourse Against Other Parties. No recourse under any obligation, covenant or agreement of any Lessee contained in this Agreement shall be had against any stockholder, employee, officer, director, member, manager incorporator or organizer of any Lessee.

SECTION 7.14    Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized signatories, as of the date first above written.

SPRINT SPECTRUM L.P.
SPRINTCOM, INC.
NORTHERN PCS SERVICES, LLC
SPRINT TELEPHONY PCS, LLC
AMERICAN PCS COMMUNICATIONS, LLC
PHILLIECO, LLC
TEXAS TELECOMMUNICATIONS, LLC
ALAMOSA WISCONSIN, LLC
AIRGATE PCS, INC.
LOUISIANA UNWIRED, LLC
GEORGIA PCS MANAGEMENT, L.L.C.
INDEPENDENT WIRELESS ONE, LLC
SOUTHWEST PCS, LLC
ALAMOSA MISSOURI, LLC
WASHINGTON OREGON WIRELESS, LLC
IPCS WIRELESS, LLC
GULF COAST WIRELESS, LLC
HORIZON PERSONAL COMMUNICATIONS, INC.
BRIGHT PERSONAL COMMUNICATIONS     SERVICES, LLC,
ENTERPRISE COMMUNICATIONS, LLC
each an Originator

By:    /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

S-1                 First Step Transfer Agreement

TEXAS UNWIRED
an Originator

By: Louisiana Unwired LLC, as Partner

By: /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

By: SprintCom, Inc., as Partner

By: /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

S-2                 First Step Transfer Agreement

SPRINT SPECTRUM L.P., as Servicer

By:    /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

S-3                 First Step Transfer Agreement

For and on behalf of each of:
SLV - I LLC
SLV - II LLC
SLV - III LLC
SLV - IV LLC
SLV - V LLC
SLV - VI LLC
SLV - VII LLC
SLV - VIII LLC
SLV - IX LLC
SLV - X LLC
SLV - XI LLC
SLV - XII LLC
SLV - XIII LLC
SLV - XIV LLC
SLV - XV LLC
SLV - XVI LLC
SLV - XVII LLC
SLV - XVIII LLC
SLV - XIX LLC
SLV - XX LLC
SLV - XXI LLC
SLV - XXII LLC, each a Lessee

By: /s/ Stefan K. Schnopp
Name: Stefan K. Schnopp
Title: Director

S-4                 First Step Transfer Agreement

ANNEX 1

UCC DETAILS

Legal Name	Other Names	Jurisdiction of Organization / Entity Type	Chief Executive Office
SprintCom, Inc.	None	Kansas corporation	6200 Sprint Parkway Overland Park, KS 66251
Enterprise Communications, LLC	None	Georgia limited liability company	6200 Sprint Parkway Overland Park, KS 66251
Sprint Spectrum L.P.	None	Delaware limited partnership	6200 Sprint Parkway Overland Park, KS 66251
Northern PCS Services, LLC	None	Minnesota limited liability company	6200 Sprint Parkway Overland Park, KS 66251
Sprint Telephony PCS, LLC	None	Delaware limited liability company	6200 Sprint Parkway Overland Park, KS 66251
American PCS Communications, LLC	None	Delaware limited liability company	6200 Sprint Parkway Overland Park, KS 66251
PhillieCo, LLC	None	Delaware limited liability company	6200 Sprint Parkway Overland Park, KS 66251
Texas Telecommunications, LLC	None	Texas limited liability company	6200 Sprint Parkway Overland Park, KS 66251
Alamosa Wisconsin, LLC	None	Wisconsin limited liability company	6200 Sprint Parkway Overland Park, KS 66251
AirGate PCS, Inc.	None	Delaware corporation	6200 Sprint Parkway Overland Park, KS 66251

Legal Name	Other Names	Jurisdiction of Organization / Entity Type	Chief Executive Office
Louisiana Unwired, LLC	None	Louisiana limited liability company	6200 Sprint Parkway Overland Park, KS 66251
Georgia PCS Management, L.L.C.	None	Georgia limited liability company	6200 Sprint Parkway Overland Park, KS 66251
Texas Unwired	None	Louisiana general partnership	6200 Sprint Parkway Overland Park, KS 66251
Independent Wireless One, LLC	None	Delaware limited liability company	6200 Sprint Parkway Overland Park, KS 66251
Southwest PCS, LLC	None	Oklahoma limited liability company	6200 Sprint Parkway Overland Park, KS 66251
Alamosa Missouri, LLC	None	Missouri limited liability company	6200 Sprint Parkway Overland Park, KS 66251
Washington Oregon Wireless, LLC	None	Oregon limited liability company	6200 Sprint Parkway Overland Park, KS 66251
iPCS Wireless, LLC	None	Delaware limited liability company	6200 Sprint Parkway Overland Park, KS 66251
Gulf Coast Wireless, LLC	None	Louisiana limited liability company	6200 Sprint Parkway Overland Park, KS 66251
Horizon Personal Communications, Inc.	None	Ohio corporation	6200 Sprint Parkway Overland Park, KS 66251
Bright Personal Communications Services, LLC	None	Ohio limited liability company	6200 Sprint Parkway Overland Park, KS 66251

Annex 1, Page 2

ANNEX 2

RELATED ORIGINATORS AND RELATED LESSEES

Related Originator	Related Lessee
SprintCom, Inc.	SLV- I LLC
Enterprise Communications, LLC	SLV- II LLC
Sprint Spectrum L.P.	SLV- III LLC
Northern PCS Services, LLC	SLV- IV LLC
Sprint Telephony PCS, LLC	SLV- V LLC
American PCS Communications, LLC	SLV- VI LLC
PhillieCo, LLC	SLV- VII LLC
Texas Telecommunications, LLC	SLV- VIII LLC
Alamosa Wisconsin, LLC	SLV- IX LLC
AirGate PCS, Inc.	SLV- X LLC
SprintCom, Inc.	SLV- XI LLC
Louisiana Unwired, LLC	SLV- XII LLC
Georgia PCS Management, L.L.C.	SLV- XIII LLC
Texas Unwired	SLV- XIV LLC
Independent Wireless One, LLC	SLV- XV LLC
Southwest PCS, LLC	SLV- XVI LLC
Alamosa Missouri, LLC	SLV- XVII LLC
Washington Oregon Wireless, LLC	SLV- XVIII LLC
iPCS Wireless, LLC	SLV- XIX LLC
Gulf Coast Wireless, LLC	SLV- XX LLC
Horizon Personal Communications, Inc.	SLV- XXI LLC
Bright Personal Communications Services, LLC	SLV- XXII LLC

Annex 2, Page 1